UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2018

Commission File Number	(Exact name of registrant as specified in its charter)	IRS Employer Identification Number
001-08489	DOMINION ENERGY, INC.	54-1229715
000-55337	VIRGINIA ELECTRIC AND POWER COMPANY	54-0418825
001-37591	DOMINION ENERGY GAS HOLDINGS, LLC	46-3639580

Virginia	120 Tredegar Street Richmond, Virginia	23219
(State or other jurisdiction of incorporation)	(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code: (804) 819-2000

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Dominion Energy, Inc., Virginia Electric and Power Company and Dominion Energy Gas Holdings, LLC (the “Registrants”) are filing this Current Report on Form 8-K to recast the consolidated financial statements and other financial information previously included in their combined Annual Reports on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission on February 27, 2018. As disclosed in the combined Quarterly Reports on Form 10-Q of the Registrants, effective January 1, 2018, the Registrants adopted revised accounting guidance pertaining to certain net periodic pension and other postretirement benefit costs, restricted cash and equivalents and certain distributions from equity method investees that required retrospective application.

The revised accounting guidance related to certain net periodic pension and other postretirement benefit costs requires that the service cost component of net periodic pension and other postretirement benefit costs be classified in the same line item as other compensation costs arising from services rendered by employees, while all other components of net periodic pension and other postretirement benefit costs are classified outside of income from operations. In addition, only the service cost component remains eligible for capitalization during construction. Dominion Energy, Inc.’s and Dominion Energy Gas Holdings, LLC’s Consolidated Statements of Income for the years ended December 31, 2017, 2016 and 2015 have been recast to reflect the retrospective adoption for the presentation of the non-service cost component of net periodic pension and other postretirement benefit costs.

The revised accounting guidance related to restricted cash and equivalents states that restricted cash and equivalents are included in the Consolidated Statements of Cash Flows, with the change in balance no longer considered to be a separate investing activity. The Registrants’ Consolidated Statements of Cash Flows for the years ended December 31, 2017, 2016 and 2015 have been recast to reflect the retrospective adoption of this revised accounting guidance.

In accordance with revised accounting guidance related to certain distributions from equity method investees, Dominion Energy, Inc. and Dominion Energy Gas Holdings, LLC classify distributions from equity method investees as either cash flows from operating activities or cash flows from investing activities in the Consolidated Statements of Cash Flows according to the nature of the distribution. Distributions received are classified on the basis of the nature of the activity of the investee that generated the distribution as either a return on investment (classified as cash flows from operating activities) or a return of an investment (classified as cash flows from investing activities) when such information is available to Dominion Energy, Inc. and Dominion Energy Gas Holdings, LLC. Dominion Energy, Inc.’s and Dominion Energy Gas Holdings, LLC’s Consolidated Statements of Cash Flows for the years ended December 31, 2017, 2016 and 2015 have been recast to reflect the retrospective adoption of this revised accounting guidance.

The following items of the combined Annual Reports on Form 10-K of the Registrants for the year ended December 31, 2017 have been recast to reflect the previously described adoption of revised accounting guidance and are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference:

•	Exhibit 99.1

•	Item 8. Financial Statements and Supplementary Data

•	Exhibit 99.2

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Exhibit 101

•	The following financial statements from Dominion Energy, Inc.’s Current Report on Form 8-K for the quarter ended March 31, 2018, filed on June 6, 2018, formatted in XBRL: (i) Consolidated Statements of Income, (ii) Consolidated Statements of Comprehensive Income, (iii) Consolidated Balance Sheets, (iv) Consolidated Statements of Equity, (v) Consolidated Statements of Cash Flows, and (vi) the Notes to Consolidated Financial Statements. The following financial statements from Virginia Electric and Power Company’s Current Report on Form 8-K for the quarter ended March 31, 2018, filed on June 6, 2018, formatted in XBRL: (i) Consolidated Statements of Income, (ii) Consolidated Statements of Comprehensive Income, (iii) Consolidated Balance Sheets, (iv) Consolidated Statement of Common Shareholder’s Equity, (v) Consolidated Statements of Cash Flows, and (vi) the Notes to Consolidated Financial Statements. The following financial statements of Dominion Energy Gas Holdings, LLC’s Current Report on Form 8-K for the quarter ended March 31, 2018, filed on June 6, 2018, formatted in XBRL: (i) Consolidated Statements of Income, (ii) Consolidated Statements of Comprehensive Income, (iii) Consolidated Balance Sheets, (iv) Consolidated Statement of Equity, (v) Consolidated Statements of Cash Flows, and (vi) the Notes to Consolidated Financial Statements.

The implementation of the revised accounting guidance pertaining to certain net periodic pension and other postretirement benefit costs, restricted cash and equivalents and certain distributions from equity method investees reflected in the recast consolidated financial statements had no effect on the Registrants’ net income for any period. The recast items of the Form 10-K described above have been updated only for the aforementioned adoption of revised accounting guidance. The Registrants have not otherwise updated for activities or events occurring after the date these items were originally presented. This Current Report on Form 8-K should be read in conjunction with the Registrants’ combined Annual Reports on Form 10-K (except for Items 7 and 8, which are included in this Current Report on Form 8-K) and the Registrants’ other periodic and current reports on Forms 10-Q and Forms 8-K.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

23	Consent of Deloitte & Touche LLP (filed herewith).

99.1	Item 8. Financial Statements and Supplementary Data of Dominion Energy, Inc., Virginia Electric and Power Company and Dominion Energy Gas’ combined Annual Report on Form 10-K for the year ended December 31, 2017.

99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations of Dominion Energy, Inc., Virginia Electric and Power Company and Dominion Energy Gas’ combined Annual Report on Form 10-K for the year ended December 31, 2017.

101	The following financial statements from Dominion Energy, Inc.’s Current Report on Form 8-K for the quarter ended March 31, 2018, filed on June 6, 2018, formatted in XBRL: (i) Consolidated Statements of Income, (ii) Consolidated Statements of Comprehensive Income, (iii) Consolidated Balance Sheets, (iv) Consolidated Statements of Equity, (v) Consolidated Statements of Cash Flows, and (vi) the Notes to Consolidated Financial Statements. The following financial statements from Virginia Electric and Power Company’s Current Report on Form 8-K for the quarter ended March 31, 2018, filed on June 6, 2018, formatted in XBRL: (i) Consolidated Statements of Income, (ii) Consolidated Statements of Comprehensive Income, (iii) Consolidated Balance Sheets, (iv) Consolidated Statement of Common Shareholder’s Equity, (v) Consolidated Statements of Cash Flows, and (vi) the Notes to Consolidated Financial Statements. The following financial statements of Dominion Energy Gas Holdings, LLC’s Current Report on Form 8-K for the quarter ended March 31, 2018, filed on June 6, 2018, formatted in XBRL: (i) Consolidated Statements of Income, (ii) Consolidated Statements of Comprehensive Income, (iii) Consolidated Balance Sheets, (iv) Consolidated Statement of Equity, (v) Consolidated Statements of Cash Flows, and (vi) the Notes to Consolidated Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC. Registrant

/s/ Michele L. Cardiff
Name:	Michele L. Cardiff
Title:	Vice President, Controller and Chief Accounting Officer

Date: June 6, 2018

VIRGINIA ELECTRIC AND POWER COMPANY Registrant

/s/ Michele L. Cardiff
Name:	Michele L. Cardiff
Title:	Vice President, Controller and Chief Accounting Officer

Date: June 6, 2018

DOMINION ENERGY GAS HOLDINGS, LLC Registrant

/s/ Michele L. Cardiff
Name:	Michele L. Cardiff
Title:	Vice President, Controller and Chief Accounting Officer

Date: June 6, 2018